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                                                                   EXHIBIT 10.17

                            STOCK PURCHASE AGREEMENT


               THIS STOCK PURCHASE AGREEMENT (this "AGREEMENT") is entered into as of this 8th day of November 1999 (the "EFFECTIVE DATE") by and among PROGRAPH SYSTEMS, INC., a Pennsylvania corporation (the "COMPANY"), and MARC OLIN (the "PURCHASER").

               WHEREAS, the Purchaser desires to purchase 381,854 shares of the Company's common stock (the "COMMON STOCK") (such number of shares owned by the Purchaser and any shares of capital stock of the Company acquired by the Purchaser as a result of any subdivision, combination or reclassification of outstanding shares of Common Stock into a greater or smaller number of shares, recapitalization, reorganization, reclassification of shares, stock dividend or like event (collectively, "RECAPITALIZATION EVENTS"), being hereinafter referred to as the "SHARES");

               NOW, THEREFORE, in consideration of the mutual covenants and representations herein set forth, the parties hereto hereby agree as follows:

               1. PURCHASE OF SHARES. As of the Effective Date and subject to the terms and conditions of this Agreement, Purchaser hereby purchases from the Company, and Company hereby sells to Purchaser, an aggregate of 381,854 shares of the Company's common stock at an aggregate purchase price of $87,826.42 (the "PURCHASE PRICE") or $0.23 per Share (the "PURCHASE PRICE PER SHARE").

               2. PAYMENT OF PURCHASE PRICE; CLOSING.

                      (a) DELIVERIES BY PURCHASER. Purchaser hereby delivers to the Company the full Purchase Price by signing and delivery the form of promissory note attached as Exhibit A (the "PROMISSORY NOTE"). Purchaser also hereby delivers to the Company two (2) copies of the Pledge Agreement in the form of Exhibit B (the "PLEDGE AGREEMENT") a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit C attached hereto (the "STOCK POWERS"), both executed by Purchaser.

                      (b) DELIVERIES BY THE COMPANY. Upon its receipt of the entire Purchase Price and all the documents to be executed and delivered by Purchaser to the Company under Section 2(a), the Company will issue a duly executed stock certificate evidencing the Shares registered in Purchaser's name in accordance with Section 14 with such certificate to be placed in escrow as provided in the Pledge Agreement.

               3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company that:

                      (a) Purchase for Own Account for Investment. Purchaser is purchasing the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "1933 ACT"). Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.


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                      (b) Access to Information. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

                      (c) Understanding of Risks. Purchaser is fully aware of:
(i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (iv) the qualification and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares.

                      (d) Purchaser's Qualifications. Purchaser has a preexisting personal or business relationship with the Company and/or certain of its officers and/or directors of a nature and duration sufficient to make Purchaser aware of the character, business acumen and general business and financial circumstances of the Company and/or such officers and directors. By reason of Purchaser's business or financial experience, Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment. Purchaser is an "accredited investor" as defined under Rule 501 promulgated under the Securities Act of 1933, as amended.

                      (e) No General Solicitation. At no time was Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

                      (f) Compliance with Securities Laws. Purchaser understands and acknowledges that, in reliance upon the representations and warranties made by Purchaser herein, the Shares are not being registered with the Securities and Exchange Commission ("SEC") under the 1933 Act, but instead are being issued under an exemption or exemptions from the registration and qualification requirements of the 1933 Act or applicable state securities laws which impose certain restrictions on Purchaser's ability to transfer the Shares.

                      (g) Restrictions on Transfer. Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the 1933 Act or qualified under the Law or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the time proposed by Purchaser.

                      (h) Rule 144. In addition, Purchaser has been advised that SEC Rule 144 promulgated under the 1933 Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, currently requires that the Shares be held for a minimum of one year, and in certain cases two years, after


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they have been purchased and paid for (within the meaning of Rule 144), before they may be resold under Rule 144. Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company and "current public information" about the Company (as defined in Rule 144) is not publicly available.

               4. RIGHTS AS STOCKHOLDER. Subject to the terms and conditions of this Agreement, Purchaser will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Purchaser delivers payment of the Purchase Price until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the repurchase options hereunder. Upon an exercise of any right to repurchase hereunder, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

               5. RESTRICTIVE LEGEND AND STOP-TRANSFER ORDERS.

                (a) LEGEND. Purchaser understands and agrees that the Company will place the legend set forth below or a similar legend on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or federal securities laws, the Company's Articles of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

                THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                (b) STOP-TRANSFER INSTRUCTIONS. Purchaser agrees that, in order to insure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                (c)     REFUSAL TO TRANSFER. The Company will not be required
                        (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends, to any purchaser or other transferee to whom such Shares have been so transferred.

               6. MARKET STANDOFF AGREEMENT. Purchaser agrees in connection with any registration of the Company's securities under the 1933 Act that, upon the request of the


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Company or the underwriters managing any registered public offering of the
Company's securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such managing underwriters, as the case may be, for a period of time (not to exceed 180 days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify for employee-shareholders generally.

               7. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and the transfer of the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's common stock may be listed or quoted at the time of such issuance or transfer.

               8. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement, including its rights to repurchase Shares hereunder. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, successors and assigns.

               9. GOVERNING LAW; SEVERABILITY. This Agreement will be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania, excluding that body of laws pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

               10. NOTICES. Any notice required or permitted hereunder will be given in writing and will be deemed effectively given upon personal delivery, three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), one (1) business day after its deposit with any return receipt express courier (prepaid), or one (1) business day after transmission by telecopier, addressed to the other party at its address (or facsimile number, in the case of transmission by telecopier) as shown below its signature to this Agreement, or to such other address as such party may designate in writing from time to time to the other party.

               11. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

               12. HEADINGS. The captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. All references herein to Sections will refer to Sections of this Agreement.

               13. ENTIRE AGREEMENT, AMENDMENT. This Agreement, together with Employment Agreement and Proprietary Information and Inventions Assignment Agreement, and all its Exhibits, constitutes the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersedes all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof. This Agreement may not be modified, amended, terminated or any provision hereof


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waived in whole or in part except by a written agreement signed by the Company and the Purchaser

               14. TITLE TO SHARES. The exact spelling of the name(s) under which Purchaser will take title to the Shares is:

                                    MARC OLIN

               15. WAIVERS. No waiver hereunder shall be deemed a waiver of any subsequent breach or default of the same or a similar nature.

               16. HEADINGS. Headings are for convenience only and are not deemed to be part of this Agreement.

               17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one instrument.


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               IN WITNESS WHEREOF, this Agreement has been executed by the undersigned as of the date and year first above written.


                                    COMPANY:

                                    PROGRAPH SYSTEMS, INC.


                                    By /s/ WILLIAM GUTTMAN
                                      -------------------------------
                                      William Guttman, CEO


                                    PURCHASER:
                                     /s/ MARC OLIN
                                    ---------------------------------
                                                MARC OLIN


I, ________________, spouse of Marc Olin, have read and hereby approve the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or similar interest that I may have in the Shares shall hereby be similarly bound by the Agreement. I hereby appoint my spouse my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.


                                    ---------------------------------
                                           Spouse of Marc Olin


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